Exhibit 10.13

CASH SALE BY VISTA HOLDINGS, L.L.C.

TO HEALTHGROUP PARTNERS, LLC

BE IT KNOWN THAT, on the dates hereinafter set forth, before the undersigned Notaries Public, duly commissioned and qualified in and for the States and Parishes or Counties hereinafter set forth, and in the presence of the undersigned competent witnesses,

PERSONALLY CAME AND APPEARED:

VISTA HOLDINGS, L.L.C., a Louisiana limited liability company, whose permanent mailing address is 4301 Vista Road, Pasadena, Texas 77504, and whose U.S. taxpayer identification number is 76-0699801, represented herein by Philip S. Chan, its duly authorized representative, pursuant to Resolution of the members of Vista Holdings, L.L.C., a copy of which is attached hereto

(hereinafter referred to as Seller)

who declared that Seller does by these presents, grant, bargain, sell, convey, transfer, assign, set over, abandon and deliver with all legal warranties of title, but with no warranty as to condition, and with full substitution and subrogation in and to all the rights and actions of warranty which Seller has or may have against all preceding owners and vendors unto:

HEALTHGROUP PARTNERS, LLC, a Nevada limited liability company, whose permanent mailing address is c/o Gwynne E. Old, Esq., Three Riverway, Suite 1800, Houston, Texas 77056-1969, and whose U. S. taxpayer identification number is                     , herein represented by David J. Felt, its duly authorized representative, pursuant to Resolution of the members of Healthgroup Partners, LLC, a copy of which is attached hereto

(hereinafter referred to as Purchaser)

here present, accepting, and purchasing for Purchaser, Purchaser’s successors, heirs and assigns, and acknowledging due delivery and possession thereof, all and singular the following described property (the Property), to-wit:

ALL THAT CERTAIN LOT OR PARCEL OF LAND, together with all the buildings and improvements thereon and all of the rights, ways, privileges, servitudes, appurtenances and advantages thereunto belonging or in anywise appertaining, situated in SECTIONS 11 and 12, TOWNSHIP 9 SOUTH, RANGE 14 EAST, ST. TAMMANY PARISH, LOUISIANA, and being more fully described as follows, to-wit:

From the Northwest corner of the Southeast Quarter of the Southeast Quarter of Section 11, Township 9 South, Range 14 East, St. Tammany Parish, Louisiana, go South 89 degrees 48 minutes 16 seconds East 695.13 feet to the Point of Beginning. From the Point of Beginning, go South 89 degrees 25 minutes 16 seconds East (Title South 89 degrees 48 minutes 16 seconds East) 112.10 feet (Title 111.87 feet); thence South 89 degrees 50 minutes 33 seconds East (Title North 89 degrees 40 minutes 46 seconds East) 511.20 feet (Title 513.0 feet); thence South 65 degrees 01 minutes 05 seconds East (Title South 62 degrees 59 minutes 15 seconds East) 62.08 feet; thence South 18 degrees 00 minutes 30 seconds West (Title South 17 degrees 50 seconds West) 449.50 feet; thence South 89 degrees 53 minutes 59 seconds West (Title South 89 degrees 40 minutes 46 seconds West) 540.61 feet (Title 542.51 feet); thence North 457.18 feet (Title 456.65 feet) back to the Point of Beginning. Said property contains 6.40 acres of land, more or less.

All in accordance with a survey no. 2003 070 by John E. Bonneau & Associates, Inc., John E. Bonneau, Registered Land Surveyor, dated January 30, 2003, print of which is annexed to act passed before Roy E. Blossman, dated February 21, 2003, recorded at Conveyance Instrument No. 1351066.

Being the same property acquired by Vista Holdings, L.L.C. from Janice Seal Smith and the Succession of Johnny F. Smith as per act passed before Roy E. Blossman, Notary Public, dated February 21, 2003, recorded in the conveyance records of St. Tammany Parish, on February 26, 2003, at Instrument No. 1351066.

To the extent any of the following may be applicable, this act is made and accepted subject to the following:

1.	Right-of-way in favor of CLECO dated October 1, 1962, registered in COB 332, folio 363, St. Tammany Parish, Louisiana.

2.	Right-of-way in favor of AT&T dated September 22, 1927, registered at COB 103, folio 359, St. Tammany Parish, Louisiana.

3.	Apparent servitude for gravel road and electric line as shown on survey by John E. Bonneau & Associates, dated January 30, 2003.

The parties hereto declare that they do not hereby intend, by the execution of these presents, to interrupt, or suspend, the running of any prescription or preemption which has run or may run in connection with the foregoing, nor do the parties intend to revive, establish or initiate any one or more of the foregoing which may not now or hereafter be binding upon the hereinabove described property and/or the parties hereto.

To have and to hold the Property unto the Purchaser, and Purchaser’s successors, heirs and assigns forever.

PURCHASER ACKNOWLEDGES AND AGREES THAT THE TRANSFER OF THE PROPERTY, INCLUDING ANY BUILDINGS AND IMPROVEMENTS LOCATED ON THE PROPERTY, IS SOLD BY SELLER AND ACCEPTED BY PURCHASER IN ITS PRESENT “AS-IS, WHERE-IS” CONDITION WITH ALL FAULTS AND WITHOUT ANY WARRANTIES WHATSOEVER.

AS A MATERIAL AND INTEGRAL CONSIDERATION FOR THE EXECUTION OF THIS ACT OF SALE BY SELLER, PURCHASER WAIVES AND RELEASES SELLER FROM ANY AND ALL CLAIMS OR CAUSES OF ACTION TO WHICH PURCHASER MAY HAVE OR HEREAFTER MAY OTHERWISE BE ENTITLED, BASED ON VICES OR DEFECTS IN THE PROPERTY HEREIN

SOLD, OR ANY IMPROVEMENTS OR COMPONENT PARTS THEREOF, WHETHER IN THE NATURE OF IMPLIED WARRANTY OF FITNESS OR MERCHANTABILITY, REDUCTION OF THE PURCHASE PRICE, CONCEALMENT, OR ANY OTHER THEORY OF LAW. THE PURCHASER FURTHER ASSUMES THE RISK OF ALL VICES AND DEFECTS IN THE PROPERTY, AND ALL IMPROVEMENTS AND COMPONENT PARTS THEREOF, WHETHER THOSE VICES OR DEFECTS ARE LATENT OR NOT DISCOVERABLE UPON SIMPLE INSPECTION, AND INCLUDING THOSE VICES OR DEFECTS, KNOWLEDGE OF WHICH WOULD DETER PURCHASER FROM MAKING THIS PURCHASE.

PURCHASER FURTHER ACKNOWLEDGES THAT PURCHASER (A) HAD AMPLE OPPORTUNITY TO FULLY INSPECT THE PROPERTY, INCLUDING, BUT NOT LIMITED TO THE ENVIRONMENTAL CONDITION OF THE PROPERTY, (B) HAS INSPECTED THE PROPERTY TO THE EXTENT PURCHASER DEEMED NECESSARY, (C) DOES HEREBY PURCHASE THE PROPERTY IN ITS PRESENT CONDITION, AND (D) DOES HEREBY PURCHASE THE PROPERTY SUBJECT TO ANY PHYSICAL ENCROACHMENTS ON THE PROPERTY AND ANY PHYSICAL ENCROACHMENTS ONTO ADJACENT PROPERTY BY IMPROVEMENTS LOCATED ON THE PROPERTY.

PURCHASER ACKNOWLEDGES THAT THE PROPERTY, OR A PORTION THEREOF, IS CONTAINED IN THE AREA DESIGNATED BY THE STATE OF LOUISIANA FOR CONSTRUCTION OF A HIGHWAY AND RELATED IMPROVEMENTS AND, ACCORDINGLY, THE STATE OF LOUISIANA MAY EXPROPRIATE THE PROPERTY, OR A PORTION THEREOF, FOR HIGHWAY PURPOSES.

PURCHASER FURTHER ACKNOWLEDGES THAT ALL OF THE FOREGOING EXCLUSIONS, WAIVERS AND AGREEMENTS BY PURCHASER HAVE BEEN BROUGHT TO PURCHASER’S ATTENTION AND READ AND EXPLAINED TO PURCHASER AND THAT THEY ARE A MATERIAL AND INTEGRAL CONSIDERATION FOR THIS ACT OF SALE.

This sale is made and accepted for and in consideration of the price and sum of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 ($2,500,000.00) Dollars, cash, which Purchaser has well and truly paid, in ready and current money to Seller, who hereby acknowledges the receipt thereof and grants full acquittance and discharge therefor.

All taxes up to and including the taxes due and eligible in 2003 are paid. Taxes for the current year have been prorated between Seller and Purchaser as of the date hereof, based on 2003 taxes.

Seller declares, represents and warrants that there are no judgments, general or particular, of record or otherwise against Seller, which may affect the Property, and there are no liens,

privileges, mortgages, pledges or other encumbrances of record or otherwise which may affect or burden the Property.

This Cash Sale may be executed by the parties thereto in several counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

[INTENTIONALLY LEFT BLANK]

THUS DONE AND PASSED in multiple originals, in Houston Parish/County of Harris, State of Texas, on the 23rd day of January, 2004, in the presence of the undersigned competent witnesses who have signed their names, together with appearers and me, Notary.

WITNESSES:	VISTA HOLDINGS, L.L.C.

David Farley	BY:	Philip S. Chan
PHILIP S. CHAN
/s/ Laurie Knape		Its: Duly Authorized Representative, Pursuant to Resolution Attached hereto

/s/ Sulema Alanis

NOTARY PUBLIC	(SEAL)
My Commission expires: 10/25/06

THUS DONE AND PASSED in multiple originals, in Houston County of Harris, State of Texas, on the 23rd day of January, 2004, in the presence of the undersigned competent witnesses who have signed their names, together with appearers and me, Notary.

WITNESSES:	HEALTHGROUP PARTNERS, LLC

/s/ Ruth Greenhart	BY:	/s/ David J. Felt
DAVID J. FELT
/s/ Vanessa Reeves		Its: Duly Authorized Representative, Pursuant to Resolution Attached hereto

/s/ Patty R. Barnes

NOTARY PUBLIC	(SEAL)
My Commission expires: 2/28/04